Other Gains, Net (Tables)	12 Months Ended
Dec. 31, 2020
Other Revenue Disclosure [Abstract]
Schedule of other gains, net
		Year ended December 31,
	Note	2018	2019	2020
		RMB	RMB	RMB

Net gains on confiscated credit risk mitigation positions	(i)	-	7,920,861	13,446,619
Mortgage agency service revenue	(ii)	4,466,608	679,933	511,500
Foreign exchange gains/(losses)	(iii)	1,836,029	647,316	(5,345,004)
Net loss on disposal of property and equipment		(946,244)	(3,049,896)	(2,868)
Profits and losses from fair value changes		-	-	56,773
Others		(3,242,074)	177,134	11,095,033
Total		2,114,319	6,375,348	19,762,053
(i)	Sales partners provide credit risk mitigation positions (CRMPs) as security deposits. Pursuant to the collaboration agreements if the debtor’s loan principal repayments or accrued interests are past due or the loan is in default, sales partners are obliged to fulfill their guarantee responsibility by selecting among different approaches, otherwise the CRMPs deposited by sales partners are confiscated by the Group. Net gains on confiscated CRMPs increased to RMB13,446,619 in 2020.
(ii)	The Group earns fees from providing mortgage agency services to borrowers applying for a bank loan. This kind of revenue is recognized at the time when loan is granted as that is the point of time the Group fulfils the customer’s request, and is then recognized on an accrual basis in accordance with the terms of the relevant agreements. Mortgage agency service revenue consists of revenue earned from housing mortgage agency service and cars mortgage agency service.
(iii)	The changes of foreign exchange gain/(loss) are mainly due to exchange rate changes in cash and cash equivalents held by the group, including US dollar account and Hong Kong dollar account. The company recorded a foreign exchange (loss) as RMB5,345,004 in 2020, a decrease of RMB5,992,320 compared with that in 2019. The loss is mainly due to the decrease of the exchange rate between Hong Kong dollar and RMB and the US dollar against RMB.